Exhibit 99.1

Press Release

Source:	BNC Bancorp

Contact:	Richard D. Callicutt II	David B. Spencer
	President and CEO	Senior Executive Vice President and CFO
	336-869-9200	336-869-9200

BNC Bancorp Announces Earnings for Second Quarter 2016

High Point, NC, July 20, 2016 – BNC Bancorp (NASDAQ: BNCN) (“Company”), parent company for Bank of North Carolina (“Bank”), today reported financial results for the three and six months ended June 30, 2016. Highlights for the quarter include the following:

•	Solid earnings and returns

o	GAAP net income of $14.6 million for second quarter of 2016, or $0.35 per diluted share;
o	Operating earnings of $17.0 million for second quarter of 2016, or $0.41 per diluted share;
o	Return on average assets of 1.00%;
o	Operating return on average assets of 1.16%;
o	Return on average tangible common equity of 13.29%; and
o	Operating return on average tangible common equity of 15.36%.

•	Originated loans increased by $315.9 million, or 11.1%, during the second quarter

o	Loan originations of $627 million during the second quarter of 2016, as compared to $401 million during the first quarter of 2016; and
o	Gross loans increased by $574.5 million to $4.81 billion at June 30, 2016.

•	Asset quality ratios remain strong

•	Completed acquisition and successful system conversion of Southcoast Financial Corporation

o	Further expands the Company’s presence in the attractive Charleston, South Carolina market.

•	Terminated all loss-sharing arrangements with the Federal Deposit Insurance Corporation

o	Received net payment of $2.1 million and recorded a one-time pre-tax gain of $0.1 million.

Financial Performance

	Three Months Ended					Six Months Ended
INCOME SUMMARY	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sept. 30, 2015	Jun. 30, 2015	Jun. 30, 2016	Jun. 30, 2015
Interest income		(Dollars in thousands)
Interest and fees on loans	$51,978	$50,302	$50,762	$48,050	$40,494	$102,280	$79,914
Investment securities	6,202	5,965	5,336	5,101	4,421	12,167	8,768
Other	228	214	141	162	132	442	252
Total interest income	58,408	56,481	56,239	53,313	45,047	114,889	88,934
Interest expense
Interest on deposits	6,704	6,241	5,851	5,265	4,888	12,945	9,330
Interest on borrowings	1,774	1,750	1,648	1,789	1,426	3,524	2,801
Total interest expense	8,478	7,991	7,499	7,054	6,314	16,469	12,131
Net interest income	49,930	48,490	48,740	46,259	38,733	98,420	76,803
Provision for loan losses	698	647	1,287	198	301	1,345	411
Net interest income	49,232	47,843	47,453	46,061	38,432	97,075	76,392
Non-interest income
Mortgage lending income	2,671	2,681	2,226	3,031	2,777	5,352	5,276
Service charges	2,422	2,321	2,341	2,284	1,810	4,743	3,454
SBA income	1,104	811	467	416	588	1,915	952
Securities gains (losses)	4	(39)	45	794	(4)	(35)	45
Earnings on bank-owned life insurance	1,160	758	806	705	601	1,918	1,255
Other	1,654	1,430	2,401	1,939	2,921	3,084	4,011
Total non-interest income	9,015	7,962	8,286	9,169	8,693	16,977	14,993
Non-interest expense
Salaries and employee benefits	18,019	17,803	17,888	17,543	15,749	35,822	31,722
Occupancy	3,155	3,252	3,392	3,211	2,618	6,407	5,199
Furniture and equipment	1,993	2,073	2,426	1,654	1,596	4,066	3,223
Data processing and supply	1,491	1,437	1,194	1,268	1,073	2,928	1,919
Advertising and business development	923	684	879	493	617	1,607	1,263
Insurance, professional and other services	1,494	1,526	952	1,405	1,079	3,020	2,467
FDIC insurance assessments	900	900	883	824	702	1,800	1,437
Loan, foreclosure and OREO	856	1,367	1,639	2,352	3,536	2,223	5,861
Transaction-related expenses	3,808	1,434	4,307	4,886	1,244	5,242	4,083
Loss on extinguishment of debt	-	-	-	763	-	-	-
Other	4,201	4,410	4,020	3,786	3,185	8,611	6,216
Total non-interest expenses	36,840	34,886	37,580	38,185	31,399	71,726	63,390
Income before income tax expense	21,407	20,919	18,159	17,045	15,726	42,326	27,995
Income tax expense	6,760	6,484	5,420	5,106	4,712	13,244	8,223
Net income	14,647	14,435	12,739	11,939	11,014	29,082	19,772
Securities gains (losses), net of tax	4	(25)	28	500	(3)	(21)	28
Transaction-related charges, net of tax	2,399	903	2,713	3,078	784	3,302	2,572
Loss on extinguishment of debt, net of tax	-	-	-	481	-	-	-
Operating net income	$17,042	$15,363	$15,424	$14,998	$11,801	$32,405	$22,316

Common shares outstanding	45,201	40,806	40,774	38,138	32,589	45,201	32,589
Weighted average diluted shares outstanding	41,500	40,902	39,452	38,165	32,653	41,200	32,704

Performance Ratios

	Three Months Ended					Six Months Ended
	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sept. 30, 2015	Jun. 30, 2015	Jun. 30, 2016	Jun. 30, 2015
Earnings per diluted share	$0.35	$0.35	$0.32	$0.31	$0.34	$0.71	$0.60
Return on average assets	1.00%	1.03%	0.93%	0.92%	1.06%	1.01%	0.96%
Return on average common equity	9.43%	9.72%	9.13%	9.15%	11.05%	9.57%	10.04%
Return on average tangible common equity (1)	13.29%	13.71%	13.33%	13.52%	14.59%	13.50%	13.37%
Efficiency ratio	60.51%	59.78%	63.75%	66.59%	63.71%	60.15%	66.36%

Operating earnings per diluted share (1)	$0.41	$0.38	$0.39	$0.39	$0.36	$0.79	$0.68
Operating return on average assets (1)	1.16%	1.10%	1.13%	1.15%	1.13%	1.13%	1.09%
Operating return on average tangible common equity (1)	15.36%	14.55%	15.99%	16.79%	15.58%	14.96%	15.01%
Operating efficiency ratio (1)	54.26%	57.28%	57.11%	58.17%	61.18%	55.74%	62.12%

Book value per common share	$15.86	$14.79	$14.52	$13.70	$12.38	$15.86	$12.38
Tangible book value per common share (1)	11.28	11.07	10.77	9.86	9.87	11.28	9.87

(1) See Reconciliation of Non-GAAP Financial Measures for additional details.

Other Selected Financial Data

	Three Months Ended					Six Months Ended
	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sept. 30, 2015	Jun. 30, 2015	Jun. 30, 2016	Jun. 30, 2015
	(Dollars in thousands)
Securities gains (losses), net	$4	$(39)	$45	$794	$(4)	$(35)	$45
Loss on extinguishment of debt	-	-	-	763	-	-	-
Fair value accretion	5,276	5,505	5,599	4,835	5,273	10,781	10,082
OREO valuation adjustments, net	222	266	348	911	820	488	1,634
Transaction-related expenses	3,808	1,434	4,307	4,886	1,244	5,242	4,083

Richard D. Callicutt, II, President and CEO, stated, "We are pleased to report another quarter of strong financial results, highlighted by record levels of organic loan growth and operating earnings. Growth of over $300 million in originated loans is a result of the investment in building our franchise in the best growth markets in the Carolinas and Southern Virginia, as each of these markets continue to grow at double-digit levels. The loan pipeline remains very strong, also at historical highs, and asset quality metrics remain healthy. Operating earnings benefited from loan demand driving top line revenues, our fee-based businesses growing at over 12% sequentially, while noninterest expense remained stable. A yearlong internal focus on process improvement continues to drive greater operational efficiencies and offset the rising costs of regulatory compliance.

Also during the quarter we finalized the acquisition of Southcoast and successfully completed their core system conversion.  The integration has been highly successful and the transition for the Southcoast employees and customers has gone extremely well.  Also during the quarter we successfully terminated our loss-share agreements with the FDIC at a small gain, and have already realized the positive impact on our operations and a reduction in compliance costs.

I cannot overstate how proud I am of the hard work and dedication displayed every day by our team in serving the needs of our customers, shareholders, and communities.  Our dedicated and talented teammates truly allow us to “Deliver More” and their unwavering commitment will continue to propel us into the future.”

Non-interest Income and Expense Data

	Three Months Ended					Six Months Ended
	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sept. 30, 2015	Jun. 30, 2015	Jun. 30, 2016	Jun. 30, 2015
Non-interest income		(Dollars in thousands)
Mortgage lending income	$2,671	$2,681	$2,226	$3,031	$2,777	$5,352	$5,276
Service charges	2,422	2,321	2,341	2,284	1,810	4,743	3,454
SBA income	1,104	811	467	416	588	1,915	952
Earnings on bank-owned life insurance	1,160	758	806	705	601	1,918	1,255
Other	1,654	1,430	2,401	1,939	2,921	3,084	4,011
Total operating non-interest income - non-GAAP	9,011	8,001	8,241	8,375	8,697	17,012	14,948
Securities gains (losses), net	4	(39)	45	794	(4)	(35)	45
Total non-interest income - GAAP	$9,015	$7,962	$8,286	$9,169	$8,693	$16,977	$14,993

Non-interest expense
Salaries and employee benefits	$18,019	$17,803	$17,888	$17,543	$15,749	$35,822	$31,722
Occupancy	3,155	3,252	3,392	3,211	2,618	6,407	5,199
Furniture and equipment	1,993	2,073	2,426	1,654	1,596	4,066	3,223
Data processing and supply	1,491	1,437	1,194	1,268	1,073	2,928	1,919
Advertising and business development	923	684	879	493	617	1,607	1,263
Insurance, professional and other services	1,494	1,526	952	1,405	1,079	3,020	2,467
FDIC insurance assessments	900	900	883	824	702	1,800	1,437
Loan, foreclosure and OREO	856	1,367	1,639	2,352	3,536	2,223	5,861
Other	4,201	4,410	4,020	3,786	3,185	8,611	6,216
Total operating non-interest expense - non-GAAP	33,032	33,452	33,273	32,536	30,155	66,484	59,307
Transaction-related expenses	3,808	1,434	4,307	4,886	1,244	5,242	4,083
Loss on extinguishment of debt	-	-	-	763	-	-	-
Total non-interest expense - GAAP	$36,840	$34,886	$37,580	$38,185	$31,399	$71,726	$63,390

Total non-interest income was $9.0 million for the second quarter of 2016, an increase from $8.0 million for the first quarter of 2016.  Operating non-interest income was also $9.0 million for the second quarter of 2016, an increase from $8.0 million for the first quarter of 2016.  As the Company purchased additional bank-owned life insurance policies at the end of the first quarter 2016, income earned from these policies increased 53.0% during the current quarter. Income earned from SBA lending increased 36.1% during the current quarter, as the Company continues to place significant emphasis on expanding this business.  Many of the other non-interest income sources, such as income from recoveries on acquired loans and income derived from our investment brokerage services, are volatile and can vary significantly from period to period.

Total non-interest expense was $36.8 million for the second quarter of 2016, an increase from $34.9 million for the first quarter of 2016.  Excluding transaction-related expenses, operating non-interest expense for the second quarter of 2016 was $33.0 million, a slight decrease compared to $33.5 million for the first quarter of 2016.

Selected Balance Sheet Data

	Ending Balance
	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sept. 30, 2015	Jun. 30, 2015
Portfolio loans:	(Dollars in thousands)
Originated loans	$3,163,357	$2,847,466	$2,721,216	$2,587,572	$2,394,470
Acquired loans	1,649,328	1,390,688	1,478,655	1,391,061	858,537
Allowance for loan and lease losses	(33,841)	(32,548)	(31,647)	(30,833)	(30,635)
Portfolio loans, net	4,778,844	4,205,606	4,168,224	3,947,800	3,222,372
Loans held for sale	41,703	33,455	39,470	37,437	36,315
Investment securities	803,058	757,248	734,557	645,732	557,732
Total interest-earning assets	5,790,893	5,126,452	5,131,988	4,689,936	3,886,910
Goodwill	188,220	134,686	134,686	128,489	69,749
Core deposit intangible, net	19,014	17,143	18,299	18,134	12,273
Total assets	$6,478,373	$5,699,573	$5,668,183	$5,201,118	$4,278,588

Deposits:
Non-interest bearing deposits	$889,254	$794,548	$776,479	$738,529	$621,392
Interest-bearing demand and savings	2,652,735	2,431,584	2,366,890	2,157,801	1,586,967
Time deposits	1,814,654	1,537,644	1,598,838	1,478,161	1,301,616
Total deposits	5,356,643	4,763,776	4,742,207	4,374,491	3,509,975
Borrowings	352,119	282,929	292,790	267,069	337,711
Total interest-bearing liabilities	4,819,508	4,252,157	4,258,518	3,903,031	3,226,294
Shareholders' equity:
Common equity	710,300	598,158	584,818	515,062	395,215
Accumulated other comprehensive income	6,761	5,395	7,329	7,435	8,368
Total shareholders' equity	$717,061	$603,553	$592,147	$522,497	$403,583

During the second quarter of 2016, total assets increased 13.7% to $6.48 billion at June 30, 2016. The increase was due to the acquisition of Southcoast Financial Corporation (“Southcoast”), as well as continued strong organic loan growth throughout our markets. The Company continues to grow its transactional deposit base, which increased by $315.9 million during the second quarter of 2016, primarily due to the Southcoast acquisition. Wholesale deposits comprised 26.7% of total deposits at June 30, 2016, an increase from 25.9% at March 31, 2016. The Company utilized additional wholesale time deposits during the second quarter of 2016 to fund the significant level of loan growth. Borrowing increased by 24.5% during the second quarter of 2016 to $352.1 million at June 30, 2016. These additional borrowings were comprised of junior subordinated debentures and long-term advances from the Federal Home Loan Bank of Atlanta assumed in the Southcoast acquisition.

The Company had total shareholders’ equity of $717.1 million at June 30, 2016 and all of the Bank's and Company's capital ratios exceeded the minimum thresholds established for a well-capitalized bank by regulatory measures.  The increase in equity is primarily due to the issuance of shares as consideration in the acquisition of Southcoast.

On July 19, 2016, the Board of Directors announced the declaration of a quarterly cash dividend on its common stock of $0.05 per share. This dividend is payable on August 26, 2016 to shareholders of record as of August 12, 2016. The $0.05 per share dividend rate is consistent with the rate declared in previous quarters.

Asset Quality

	Ending Balance
	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sept. 30, 2015	Jun. 30, 2015
	(Dollars in thousands)
Nonaccrual loans - non-acquired	$5,407	$6,228	$6,623	$5,914	$12,998
Nonaccrual loans - acquired	11,756	12,706	12,086	14,322	12,391
OREO - non-acquired	15,806	14,987	15,588	18,791	20,767
OREO - acquired	14,708	15,783	16,973	18,489	12,241
90 days past due - non-acquired	10	-	-	-	-
90 days past due - acquired	-	-	3	-	14
Total nonperforming assets	$47,687	$49,704	$51,273	$57,516	$58,411

Total nonperforming assets - non-acquired	$21,223	$21,215	$22,211	$24,705	$33,765

Net charge-offs (recoveries), QTD	$(594)	$(202)	$352	$(326)	$(1,036)
Annualized net charge-offs (recoveries) to total average portfolio loans	-0.05%	-0.02%	0.03%	-0.03%	-0.13%

Ratio of total nonperforming assets to total assets	0.74%	0.87%	0.90%	1.11%	1.37%
Ratio of total nonperforming loans to total portfolio loans	0.36%	0.45%	0.45%	0.51%	0.78%
Ratio of total allowance for loan losses to total portfolio loans	0.70%	0.77%	0.75%	0.77%	0.94%

Excluding acquired
Ratio of nonperforming assets to loans and OREO	0.67%	0.74%	0.81%	0.95%	1.40%
Ratio of nonperforming loans to loans	0.17%	0.22%	0.24%	0.23%	0.54%
Ratio of allowance for loan losses to loans	0.98%	1.03%	1.05%	1.05%	1.13%

Overall asset quality continued to improve during the second quarter of 2016, as total nonperforming assets were $47.7 million, or 0.74% of total assets, at June 30, 2016, as compared to $49.7 million, or 0.87% of total assets, at March 31, 2016.

Excluding nonperforming assets acquired by the Company, nonperforming assets were $21.2 million, or 0.67% of non-acquired loans and OREO, at June 30, 2016, as compared to $21.2 million, or 0.74% of non-acquired loans and OREO, at March 31, 2016.

The Company experienced $0.6 million of net recoveries on previous charge-offs during the second quarter of 2016, compared to net recoveries of $0.2 million during the first quarter of 2016. Gross charge-offs were $0.9 million during the second quarter of 2016, an increase from $0.4 million of gross charge-offs during the first quarter of 2016.

The allowance for loan losses was $33.8 million at June 30, 2016, an increase from $32.5 million at March 31, 2016. The Company recorded a provision for loan losses of $0.7 million during the quarter ended June 30, 2016, as compared to $0.6 million recorded during the first quarter of 2016. The increase in provision is due to the continued high levels of loan growth in the originated loan portfolio.

Net Interest Income and Margin

	Three Months Ended					Six Months Ended
	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sept. 30, 2015	Jun. 30, 2015	Jun. 30, 2016	Jun. 30, 2015
Quarterly average balances:	(Dollars in thousands)
Loans	$4,437,248	$4,241,970	$4,193,632	$3,957,846	$3,238,433	$4,339,609	$3,196,817
Investment securities	760,841	737,361	656,940	631,407	513,476	749,101	504,581
Interest-bearing balances and other	134,923	139,367	76,533	68,201	50,787	137,145	54,337
Total interest-earning assets	5,333,012	5,118,698	4,927,105	4,657,454	3,802,696	5,225,855	3,755,735
Deposits:
Non-interest bearing	825,148	778,114	772,831	733,659	573,640	801,631	553,108
Interest-bearing	4,138,466	3,953,668	3,784,140	3,539,391	2,902,960	4,046,067	2,916,562
Total deposits	4,963,614	4,731,782	4,556,971	4,273,050	3,476,600	4,847,698	3,469,670
Borrowed funds	272,374	262,880	288,209	334,584	279,140	267,627	247,835
Total interest-bearing liabilities	4,410,840	4,216,548	4,072,349	3,873,975	3,182,100	4,313,694	3,164,397
Shareholders' equity	625,021	597,127	553,475	517,835	399,868	611,074	396,967

Interest Income/Expense (FTE):
Loans	$51,978	$50,302	$50,762	$48,050	$40,494	$102,280	$79,914
Investment securities, tax	2,908	2,720	2,069	1,842	1,261	5,628	2,427
Investment securities, non-tax	5,229	5,151	5,186	5,173	5,016	10,379	10,065
Interest-bearing balances and other	228	214	140	162	132	442	252
Total interest income	60,343	58,387	58,157	55,227	46,903	118,729	92,658
Deposits	6,704	6,241	5,852	5,265	4,888	12,945	9,330
Borrowings	1,774	1,750	1,647	1,789	1,426	3,524	2,801
Total interest expense	8,478	7,991	7,499	7,054	6,314	16,469	12,131
Net interest income	$51,865	$50,396	$50,658	$48,173	$40,589	$102,260	$80,527

Average Yields and Costs (FTE):
Loans	4.71%	4.77%	4.80%	4.82%	5.02%	4.74%	5.04%
Investment securities, tax	3.01%	2.94%	2.81%	2.73%	3.08%	2.97%	3.19%
Investment securities, non-tax	5.65%	5.68%	5.63%	5.64%	5.76%	5.67%	5.78%
Interest-bearing balances and other	0.68%	0.62%	0.73%	0.94%	1.04%	0.65%	0.94%
Total earning assets	4.55%	4.59%	4.68%	4.70%	4.95%	4.57%	4.98%
Total interest bearing deposits	0.65%	0.63%	0.61%	0.59%	0.68%	0.54%	0.54%
Borrowed funds	2.62%	2.68%	2.27%	2.12%	2.05%	2.65%	2.28%
Total interest-bearing liabilities	0.77%	0.76%	0.73%	0.72%	0.80%	0.77%	0.77%
Cost of funds	0.65%	0.64%	0.61%	0.61%	0.67%	0.65%	0.66%
Net interest margin	3.91%	3.96%	4.08%	4.10%	4.28%	3.94%	4.32%

Fully-taxable equivalent (“FTE”) net interest income for the second quarter of 2016 was $51.9 million, an increase from $50.4 million for the first quarter of 2016. FTE net interest margin was 3.91% for the second quarter of 2016, a slight decrease compared to 3.96% for the first quarter of 2016. The average yield on interest-earning assets decreased four basis points during the second quarter of 2016, while the rate paid on interest-bearing liabilities stayed relatively consistent. Accretion earned on the Company’s acquired loan portfolio was $5.3 million during the second quarter of 2016, as compared to $5.5 million earned in the first quarter of 2016. Excluding accretion, the average yield on loans was 4.24% for the second quarter 2016, as compared to 4.25% for the first quarter of 2016.

Average interest-earnings assets for the second quarter of 2016 were $5.33 billion, an increase from $5.12 billion for the first quarter of 2016. The increase was primarily due to continued strong levels of organic loan growth throughout our existing markets. Average interest-bearing liabilities were $4.41 billion for the second quarter of 2016, an increase from $4.22 billion during the first quarter of 2016.

Loan Portfolio Composition

	Ending Balance
	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sept. 30, 2015	Jun. 30, 2015
	(Dollars in millions)
Residential construction	$98	$76	$76	$92	$84
Presold	59	39	46	55	58
Speculative	39	37	30	37	26

Commercial construction	294	278	237	233	243
Residential and commercial A&D	33	23	18	18	16

Land	126	118	111	90	86
Residential buildable lots	44	39	34	26	27
Commercial buildable lots	24	21	20	22	24
Land held for development	31	34	34	25	20
Raw and agricultural land	27	24	23	17	16

Commercial real estate	2,500	2,257	2,246	2,133	1,721
Multi-family	203	179	178	165	96
Farmland	4	4	5	5	6
Owner occupied	817	705	785	737	626
Non-owner occupied	1,476	1,369	1,277	1,226	993

Commercial and industrial	454	400	419	340	220
Residential mortgage	1,258	1,039	1,049	1,029	842
Consumer	21	18	19	19	17
Leases	29	29	27	26	25
Total portfolio loans	$4,813	$4,238	$4,200	$3,979	$3,253

Total portfolio loans were $4.81 billion at June 30, 2016, an increase from $4.24 billion at March 31, 2016.  Loans that were originated by the Company, excluding loans that were reclassified from acquired, increased by $309.9 million, or 10.9%, during the second quarter of 2016. The Company has experienced organic loan growth across all loan types, with the majority of loan growth in non-owner occupied commercial real estate and commercial and industrial loans.

Acquired Loan Summary

	Ending Balance
	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sept. 30, 2015	Jun. 30, 2015
	(Dollars in thousands)
Performing acquired loans	$1,537,650	$1,278,965	$1,363,379	$1,262,268	$744,081
Less: remaining FMV adjustments	(25,630)	(23,359)	(27,789)	(28,990)	(19,900)
Performing acquired loans, net	1,512,020	1,255,606	1,335,590	1,233,278	724,181
FMV adjustment %	1.7%	1.8%	2.0%	2.3%	2.7%

Purchase credit impaired loans (PCI)	152,105	148,459	157,966	176,605	147,372
Less: remaining FMV adjustments	(14,797)	(13,377)	(14,901)	(18,822)	(13,016)
PCI loans, net	137,308	135,082	143,065	157,783	134,356
FMV adjustment %	9.7%	9.0%	9.4%	10.7%	26.0%

Total acquired performing loans	$1,512,020	$1,255,606	$1,335,590	$1,233,278	$724,181
Total acquired PCI loans	137,308	135,082	143,065	157,783	134,356
Total acquired loans	$1,649,328	$1,390,688	$1,478,655	$1,391,061	$858,537
FMV adjustment % all acquired loans	2.4%	2.6%	2.8%	3.3%	3.7%

About BNC Bancorp and Bank of North Carolina

Headquartered in High Point, North Carolina, BNC Bancorp is the parent company of Bank of North Carolina, a commercial bank with total assets of $6.48 billion. Bank of North Carolina provides a complete line of banking and financial services to individuals and businesses through its 70 current banking offices in Virginia, North and South Carolina. The Bank’s 26 locations in South Carolina and nine locations in Virginia operate as BNC Bank. Bank of North Carolina is insured by the FDIC and is an equal housing lender. BNC Bancorp’s stock is traded and quoted in the Nasdaq Capital Market under the symbol "BNCN." The Company’s website is www.bncbancorp.com.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States.  BNC Bancorp's management uses these "non-GAAP" financial measures in its analysis of the Company's performance.  Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant gains and charges in the current period. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. See the attached tabular disclosures for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “project,” “expect,” “intend,” “plan,” or words or phases of similar meaning. Forward-looking statements may include, among other things, statements about the Company’s confidence in its strategies and its expectations about financial performance, market growth, market and regulatory trends and developments, acquisitions and divestitures, new technologies, services and opportunities and earnings. The forward-looking statements are based largely on the Company’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. The Company undertakes no obligation to publicly update any forward-looking statement to reflect developments occurring after the statement is made, except as otherwise required by law. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements as a result of, among other factors, the risks and uncertainties described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Report on Form 10-Q for the period ended March 31, 2016. Please refer to the SEC’s website at www.sec.gov where you can review those documents.

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended					Six Months Ended
	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sept. 30, 2015	Jun. 30, 2015	Jun. 30, 2016	Jun. 30, 2015
Operating Earnings per Share, Diluted (1)	(Dollars in thousands)
Net income (GAAP)	$14,647	$14,435	$12,739	$11,939	$11,014	$29,082	$19,772
Transaction-related expenses, net of tax	2,399	903	2,713	3,078	784	3,302	2,572
Loss on extinguishment of debt, net of tax	-	-	-	481	-	-	-
Insurance settlement income, net of tax	-	-	-	-	-	-	-
Securities gains (losses), net of tax	4	(25)	28	500	(3)	(21)	28
Operating earnings (non-GAAP)	17,042	15,363	15,424	14,998	11,801	32,405	22,316
Weighted average fully diluted shares outstanding	41,500	40,885	39,452	38,165	32,653	41,200	32,704
Operating earnings per share, diluted (non-GAAP)	$0.41	$0.38	$0.39	$0.39	$0.36	$0.79	$0.68

Tangible Common Book Value per Share (2)
Shareholders' equity (GAAP)	$717,061	$603,553	$592,147	$522,497	$403,583	$717,061	$403,583
Intangible assets	207,234	151,829	152,985	146,623	82,022	207,234	82,022
Tangible common shareholders equity (non-GAAP)	509,827	451,724	439,162	375,874	321,561	509,827	321,561
Common shares outstanding	45,201	40,806	40,774	38,138	32,589	45,201	32,589
Tangible common book value per share (non-GAAP)	$11.28	$11.07	$10.77	$9.86	$9.87	$11.28	$9.87

Return on Average Tangible Common Equity (2)
Net income (GAAP)	$14,647	$14,435	$12,739	$11,939	$11,014	$29,082	$19,772
Amortization of intangibles, net of tax	748	728	746	694	529	1,476	1,058
Tangible net income available to common shareholders (non-GAAP)	15,395	15,163	13,485	12,633	11,543	30,558	20,830
Average common shareholders equity	625,021	597,127	553,475	517,835	399,868	611,074	396,967
Average intangible assets	159,184	152,379	152,255	147,143	82,431	155,738	82,853
Average tangible common shareholders' equity (non-GAAP)	465,837	444,748	401,220	370,692	317,437	455,336	314,114
Return on average tangible common equity (non-GAAP)	13.29%	13.71%	13.33%	13.52%	14.59%	13.50%	13.37%

Operating Return on Average Assets (1)
Net income (GAAP)	$14,647	$14,435	$12,739	$11,939	$11,014	$29,082	$19,772
Transaction-related expenses, net of tax	2,399	903	2,713	3,078	784	3,302	2,572
Loss on extinguishment of debt, net of tax	-	-	-	481	-	-	-
Securities gains (losses), net of tax	4	(25)	28	500	(3)	(21)	28
Operating earnings (non-GAAP)	$17,042	$15,363	$15,424	$14,998	$11,801	$32,405	$22,316
Average assets	5,908,341	5,635,137	5,428,444	5,154,690	4,180,690	5,771,739	4,139,175
Operating return on average assets (non-GAAP)	1.16%	1.10%	1.13%	1.15%	1.13%	1.13%	1.09%

Operating Return on Average Tangible Common Equity (2)
Net income (GAAP)	$14,647	$14,435	$12,739	$11,939	$11,014	$29,082	$19,772
Amortization of intangibles, net of tax	748	728	746	694	529	1,476	1,058
Transaction-related expenses, net of tax	2,399	903	2,713	3,078	784	3,302	2,572
Loss on extinguishment of debt, net of tax	-	-	-	481	-	-	-
Insurance settlement income, net of tax	-	-	-	-	-	-	-
Securities gains (losses), net of tax	4	(25)	28	500	(3)	(21)	28
Operating tangible net income (non-GAAP)	$17,790	$16,091	$16,170	$15,692	$12,330	$33,881	$23,374
Average common shareholders equity	625,021	597,127	553,475	517,835	399,868	611,074	396,967
Average intangible assets	159,184	152,379	152,255	147,143	82,431	155,738	82,853
Average tangible common shareholders' equity (non-GAAP)	465,837	444,748	401,220	370,692	317,437	455,336	314,114
Operating return on average tangible common equity (non-GAAP)	15.36%	14.55%	15.99%	16.79%	15.58%	14.96%	15.01%

Operating Efficiency Ratio (3)
Non-interest expense (GAAP)	$36,840	$34,886	$37,580	$38,185	$31,399	$71,726	$63,390
Transaction-related expenses	3,808	1,434	4,307	4,886	1,244	5,242	4,083
Loss on extinguishment of debt	-	-	-	763	-	-	-
Operating non-interest expense (non-GAAP)	33,032	33,452	33,273	32,536	30,155	66,484	59,307
Net interest income, FTE	51,865	50,396	50,658	48,173	40,589	102,260	80,527
Non-interest income - GAAP	9,015	7,962	8,286	9,169	8,693	16,977	14,993
Securities gains (losses), net	4	(39)	45	794	(4)	(35)	45
Operating efficiency ratio (non-GAAP)	54.26%	57.28%	57.11%	58.17%	61.18%	55.74%	62.12%

(1)	Operating earnings per diluted share, operating non-interest income, operating non-interest expense, operating income tax expense, operating return on average assets, and operating return on average tangible common equity are non-GAAP financial measures and exclude the after-tax effect of transaction-related charges, loss on extinguishment of debt, securities gains (losses) and other one-time charges. Management believes that these non-GAAP performance measures provide additional useful information that allows readers to evaluate the ongoing performance of the company.
(2)	The tangible measures are non-GAAP financial measures and exclude the effect of period end or average balance of intangible assets. Management believes that these non-GAAP tangible measures provide additional useful information, particularly since these measures are widely used by industry analysts for companies with prior merger and acquisition activities.
(3)	Operating efficiency ratio is calculated by non-interest expense, excluding transaction-related expenses, and loss on extinguishment of debt, divided by the sum of FTE net interest income and non-interest income excluding securities gains (losses) and insurance settlement income. Management believes this non-GAAP operating measure provides additional useful information that allows readers to evaluate the ongoing performance of the company.